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                                                                    EXHIBIT 10.3



                             AMENDMENT NO. 1 TO
                     MCCAW INTERNATIONAL (BRAZIL), LTD.
                           SHAREHOLDERS AGREEMENT

         This Amendment No. 1 (this "Amendment") dated as of April 27, 1997 to the Shareholders Agreement (the "Agreement") dated as of January 29, 1997 by and among McCaw International (Brazil), Ltd., a Virginia corporation, formerly named Wireless Ventures of Brazil, Inc. (the "Company"), and the Persons listed as Shareholders on Exhibit I attached thereto, as amended from time to time, including McCaw International, Ltd., a Washington corporation ("MIL"), Telcom Ventures, LLC, a Delaware limited liability company ("Telcom"), and the other shareholders listed on the signature pages to this Amendment (collectively, the "Shareholders" and, individually, a "Shareholder").



                                  RECITALS

         The Shareholders desire to amend Section 1.4.1 of the Agreement in accordance with Section 10.7 of the Agreement.


                                  AGREEMENT

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are acknowledged and to further the interests of the Company and its present and future Shareholders, the parties agree as follows:



                             ARTICLE I. AMENDMENTS


1.1      DEFINED TERMS

         Except where otherwise provided, terms defined in the Agreement are used herein as therein defined.

1.2      AMENDMENTS

         The last sentence of Section 1.4.1 of the Agreement is hereby amended and restated to read in its entirety as follows:


         Each Tag-Along Offeree's "Tag-Along Shares" shall mean that number of Shares as is equal to the number of Proposed Shares (as defined in Section 1.4.2) multiplied by a fraction, the numerator of which is the number of Shares owned by such Tag-Along Offeree and its Affiliates and the denominator of which is the number of Shares then owned by all Shareholders.





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                              ARTICLE II.  GENERAL


2.1      HEADINGS

         The headings preceding the text of sections of this Amendment are for convenience only and shall not be deemed parts thereof.

2.2      BINDING EFFECT; APPLICABLE LAW

         This Amendment shall become effective when it shall have been executed by the Company and Shareholders representing at least 97% of the Common Stock. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, as applied to contracts executed and to be fully performed in such state.

2.3      COUNTERPARTS

         This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [Signature page follows]





                                     -2-
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         IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                                   THE COMPANY:

                                   McCAW INTERNATIONAL (BRAZIL), LTD.

                                   By  /s/ KEITH D. GRINSTEIN
                                       ---------------------------------------
                                           Its   President
                                               -------------------------------
                                   Address:
                                   Facsimile number:

                                   THE SHAREHOLDERS:

                                   McCAW INTERNATIONAL, LTD.


                                   By  /s/ KEITH D. GRINSTEIN
                                       ---------------------------------------
                                           Its   President
                                               -------------------------------
                                   Address:    1191 Second Avenue, Suite 1600
                                               Seattle, WA  98101
                                   Facsimile number:  (206) 749-8384



                                   TELCOM VENTURES, LLC



                                   By  /s/ RAHUL PRAKASH
                                       ---------------------------------------
                                           Its
                                               -------------------------------
                                   Address:    211 North Union Street
                                               Suite 300
                                               Arlington, VA  22201
                                   Facsimile number:  (703) 706-3801


                                   SOUTH BEACH VENTURES INC.

                                   By  /s/ RAHUL PRAKASH
                                       ---------------------------------------

                                       Name: RAHUL PRAKASH
                                            ----------------------------------

                                       By Telcom Ventures, LLC as
                                       attorney-in-fact





                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                       MCCAW INTERNATIONAL (BRAZIL), LTD.
                             SHAREHOLDERS AGREEMENT
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                                   /s/ RAHUL PRAKASH
                                   -------------------------------------------
                                   RAJENDRA SINGH

                                       Name:  RAHUL PRAKASH
                                            ----------------------------------
                                       By Telcom Ventures, LLC as
                                       attorney-in-fact


                                   /s/ RAHUL PRAKASH
                                   -------------------------------------------
                                   NEERA SINGH

                                       Name:  RAHUL PRAKASH
                                            ----------------------------------
                                       By Telcom Ventures, LLC as
                                       attorney-in-fact



                                   THE HERSH RAJ SINGH EDUCATION
                                     TRUST


                                   By  /s/ RAHUL PRAKASH
                                       ---------------------------------------

                                       Name:  RAHUL PRAKASH
                                            ----------------------------------
                                       By Telcom Ventures, LLC as
                                       attorney-in-fact


                                   THE SAMIR RAJ SINGH EDUCATION
                                     TRUST


                                   By
                                       ---------------------------------------

                                       Name:  RAHUL PRAKASH
                                            ----------------------------------
                                       By Telcom Ventures, LLC as
                                       attorney-in-fact


                                   -------------------------------------------
                                   RAMESH MEHTA

                                       Name:  RAHUL PRAKASH
                                            ----------------------------------
                                       By Telcom Ventures, LLC as
                                       attorney-in-fact


                                   -------------------------------------------
                                   VANDANA TANDON

                                       Name:  RAHUL PRAKASH
                                            ----------------------------------
                                       By Telcom Ventures, LLC as
                                       attorney-in-fact






                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                       MCCAW INTERNATIONAL (BRAZIL), LTD.
                             SHAREHOLDERS AGREEMENT